SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) : November 26, 1999


     MERRILL LYNCH MORTGAGE INVESTORS INC, (as depositor under the Pooling and Servicing Agreement, dated May 1, 1999, providing for the issuance of C-BASS Trust 1999-CB2, C-BASS Mortgage Loan Asset-Backed Certificates, Series 1999-CB2).

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
             (Exact name of registrant as specified in its charter)


       Delaware                     333-39127-09                13-5674085
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)


World Financial Center North Tower
250 Vesey Street, 17th Floor
New York, New York                                             10281-1315
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (212) 449-1000

                                       N/A
         (Former name or former address, if changed since last report.)



                                   Page 1 of 4
                                                  This report consists of 8
                                                 consecutively numbered pages.

Item 5.    Other Events.

     This report and the attached exhibit is being filed pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended, with respect to the Registrant's C-BASS Trust 1999-CB2, C-BASS Mortgage Loan Asset-Backed Certificates, Series 1999-CB2 (the "Certificates"). The Certificates were issued, and this report and exhibits are being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of May 1, 1999 ( the "Agreement"), among Merrill Lynch
Mortgage Investors, Inc., as Depositor, Credit-Based Asset Servicing and Securitization LLC, as Seller, Litton Loan Servicing LP, as Servicer, and The Chase Manhattan Bank, as Trustee. On November 26,1999 distributions were made to the Certificateholders. Specific information with respect to these distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on November 26, 1999, as Exhibit 99.1.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     THE CHASE MANHATTAN BANK,
                                     not in its individual capacity but solely as Trustee under the Agreement referred to herein



Date:  December 3, 1999              By:  /s/ Kimberly K. Costa
                                        Kimberly K. Costa
                                        Vice President

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits                    Page

        99.1             Statement to Certificateholders                    5
                         November 26, 1999.

                                  Exhibit 99.1

                         Statement to Certificateholders
                                November 26, 1999


                           C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES SERIES 1999-CB2
                                           STATEMENT TO CERTIFICATEHOLDERS
                                               November 26, 1999


-----------------------------------------------------------------------------------------------------------------------------------
            ORIGINAL        PRIOR                                                                                       CURRENT
            FACE            PRINCIPAL                                                    REALIZED       DEFERRED        PRINCIPAL
CLASS       VALUE           BALANCE        PRINCIPAL       INTEREST        TOTAL         LOSSES         INTEREST        BALANCE
----------------------------------------------------------------------------------------------------------------------------------
IA       141,832,106.00  136,487,392.33   1,168,172.14   796,176.46    1,964,348.60         0.00           0.00    135,319,220.19
IAPO         161,894.00      157,512.39       3,453.39         0.00        3,453.39         0.00           0.00        154,059.00
IM1        1,110,000.00    1,098,877.89       1,226.00     6,410.12        7,636.12         0.00           0.00      1,097,651.89
IM2          740,000.00      732,585.26         817.33     4,273.41        5,090.74         0.00           0.00        731,767.93
IM3          740,000.00      732,585.26         817.33     4,273.41        5,090.74         0.00           0.00        731,767.93
IB1          740,000.00      732,585.26         817.33     4,273.41        5,090.74         0.00           0.00        731,767.93
IB2          740,000.00      732,585.26         817.33     4,273.41        5,090.74         0.00           0.00        731,767.93
IB3        1,849,418.00    1,830,886.99       2,042.68    10,680.17       12,722.85     4,054.93           0.00      1,824,789.38
IIA1      84,958,000.00   73,576,132.89   1,064,754.67   386,438.20    1,451,192.87         0.00           0.00     72,511,378.22
IIA2      43,008,000.00   36,494,880.33   1,872,610.39   186,813.24    2,059,423.63         0.00           0.00     34,622,269.94
IIM1      10,529,000.00   10,529,000.00           0.00    65,981.73       65,981.73         0.00           0.00     10,529,000.00
IIM2       8,909,000.00    8,909,000.00           0.00    61,323.62       61,323.62         0.00           0.00      8,909,000.00
IIB1       7,694,000.00    7,694,000.00           0.00    53,216.83       53,216.83         0.00           0.00      7,694,000.00
IIB2       3,644,000.00    3,644,000.00           0.00    21,256.67       21,256.67         0.00           0.00      3,644,000.00
IIB3       3,240,000.00    3,240,000.00           0.00    18,900.00       18,900.00         0.00           0.00      3,240,000.00
X                  0.00            0.00           0.00         0.00            0.00         0.00           0.00              0.00
R                  0.00            0.00           0.00         0.00            0.00         0.00           0.00              0.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTALS   309,895,418.00  286,592,023.86   4,115,528.59 1,624,290.68    5,739,819.27     4,054.93           0.00    282,472,440.34
-----------------------------------------------------------------------------------------------------------------------------------
IAIO     144,330,149.22  139,246,342.18           0.00   141,507.63      141,507.63         0.00           0.00    138,067,803.28

---------------------------------------------------------------------------------------  -------------------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                           PASS-THROUGH RATES
                     PRIOR                                                CURRENT                           CURRENT
                     PRINCIPAL                                            PRINCIPAL                         PASS-THRU
CLASS  CUSIP         FACTOR          PRINCIPAL    INTEREST      TOTAL     FACTOR              CLASS          RATE
-------------------------------------------------------------------------------------------  ------------------------------------
IA     12489WAR5      962.31661631    8.23630258   5.61351363   13.84981620   954.08031373     IA           7.000000%
IAPO   12489WAT1      972.93531570   21.33117966   0.00000000   21.33117966   951.60413604     IAPO         0.000000%
IM1    12489WAU8      989.98008108    1.10450450   5.77488288    6.87938739   988.87557658     IM1          7.000000%
IM2    12489WAV6      989.98008108    1.10450000   5.77487838    6.87937838   988.87558108     IM2          7.000000%
IM3    12489WAW4      989.98008108    1.10450000   5.77487838    6.87937838   988.87558108     IM3          7.000000%
IB1    12489WBC7      989.98008108    1.10450000   5.77487838    6.87937838   988.87558108     IB1          7.000000%
IB2    12489WBD5      989.98008108    1.10450000   5.77487838    6.87937838   988.87558108     IB2          7.000000%
IB3    12489WBE3      989.98008563    1.10449882   5.77488161    6.87938043   986.68304299     IB3          7.000000%
IIA1   12489WAX2      866.02948386   12.53271817   4.54857930   17.08129746   853.49676570     IIA1         5.908750%
IIA2   12489WAY0      848.56027553   43.54097819   4.34368583   47.88466402   805.01929734     IIA2         5.758750%
IIM1   12489WAZ7    1,000.00000000    0.00000000   6.26666635    6.26666635 1,000.00000000     IIM1         7.520000%
IIM2   12489WBA1    1,000.00000000    0.00000000   6.88333371    6.88333371 1,000.00000000     IIM2         8.260000%
IIB1   1249WBB9     1,000.00000000    0.00000000   6.91666623    6.91666623 1,000.00000000     IIB1         8.300000%
IIB2   12489WBF0    1,000.00000000    0.00000000   5.83333425    5.83333425 1,000.00000000     IIB2         7.000000%
IIB3   12489WBG8    1,000.00000000    0.00000000   5.83333333    5.83333333 1,000.00000000     IIB3         7.000000%
-------------------------------------------------------------------------------------------  ------------------------------------
TOTALS                 924.8023921   13.28037896   5.24141561   18.52179457   911.50892828
-------------------------------------------------------------------------------------------  ------------------------------------
IAIO   12489WAS3      964.77654137    0.00000000   0.98044401    0.98044401   956.61096470     IAIO         1.219487%
-------------------------------------------------------------------------------------------  ------------------------------------


If there are any questions or problems with this statement, please contact the Administrator listed below:

                     ---------------------------------------
                                KAREN DOBRES
                THE CHASE MANHATTAN BANK - STRUCTURED FINANCE SERVICES
                        450 WEST 33RD STREET, 14TH FLOOR
                            NEW YORK, NEW YORK 10001
                              TEL:  212/946-3232
                       Email: karen.dobres@chase.com
                     ---------------------------------------


                                                                                   (C) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION
                                      -6-

                           C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES SERIES 1999-CB2
                                                  November 26, 1999

                    Group 1 Available Funds                                                                       2,150,031.58
                    Group 2 Available Funds                                                                       3,731,295.34

Overcollateralization Information
                    Overcollateralization Amount (prior to Extra PDA)                                             2,021,183.88
                     Overcollateralization Release Amount                                                                 0.00
                    Overcollateralization Deficiency Amount                                                         408,557.97
                    Target Overcollateralization Amount                                                           2,429,741.85

                    Extra Principal Distribution Amount                                                             282,832.34
                    Monthly Excess Interest Amount                                                                  282,832.34
                    Monthly Excess Cashflow Amount                                                                  282,832.34
                    Overcollateralization Deficiency (After Distribution)                                           125,725.62
                    Overcollateralization Amount (After Distribution)                                             2,304,016.22

Fees and Advances
                    Servicing Fee                                                                                   105,411.23
                    Trustee Fee                                                                                       2,405.11
                    Lender PMI                                                                                            0.00
                    Total Advances                                                                                4,716,813.69
                    Group 1 Advances                                                                              3,435,800.96
                    Group 2 Advances                                                                             1,281,012.73


Mortgage Pool Information
                    Total Principal Balance                                                                     284,776,456.40
                    Loan Count                                                                                           3,577
                    Weighted Average Remaining Term                                                                        305
                    Weighted Average Loan Rate                                                                         8.9661 %
                    Aggregate Amount of Prepayment                                                                3,528,691.95
                    Aggregate Amount of Repurchased Principal                                                             0.00
                    Aggregate Amount of Realized Losses                                                               4,054.93
                    Prepayment Interest Shortfalls (not covered by servicer)                                              0.00
                    Relief Act Shortfalls                                                                                 0.00
                    Extraordinary Trust Fund Expenses                                                                     0.00

Group 1 Loan Information
                    Principal Balance                                                                           141,322,792.01
                    Non-Pro Principal Balance                                                                   141,168,733.01
                    Po Principal Balance                                                                            154,059.00
                    Loan Count                                                                                           1,968
                    Weighted Average Remaining Term                                                                        305
                    Weighted Average Loan Rate                                                                          8.5689 %
                    Aggregate Amount of Prepayment                                                                1,019,170.27
                    Aggregate Amount of Repuchased Principal                                                              0.00
                    Aggregate Amount of Realized Losses                                                               4,054.93
                    Prepayment Interest Shortfalls (not covered by servicer)                                              0.00
                    Relief Act Shortfalls                                                                                 0.00
                    Extraordinary Trust Fund Expenses                                                                     0.00

                    Non-Pro Amount of Scheduled Principal                                                           158,814.15
                    Non-Pro Amount of Unscheduled Principal                                                       1,015,895.99
                    Po Amount of Scheduled Principal                                                                    179.11
                    Po Amount of UnScheduled Principal                                                                3,274.28

Group 2 Loan Information
                    Principal Balance                                                                           143,453,664.39
                    Group 2 Fixed Pool Principal Balance                                                         96,427,312.25
                    Group 2 Adjustable Pool Principal Balance                                                    47,026,352.14
                    Loan Count                                                                                           1,609
                    Weighted Average Remaining Term                                                                        306
                    Weighted Average Loan Rate                                                                          9.3536 %
                    Aggregate Amount of Prepayment                                                                2,509,521.68
                    Aggregate Amount of Repurchased Principal                                                             0.00
                    Aggregate Amount of Realized Losses                                                                   0.00
                    Prepayment Interest Shortfalls (not covered by servicer)                                              0.00
                    Relief Act Shortfalls                                                                                 0.00
                    Extraordinary Trust Fund Expenses                                                                     0.00
                    Basis Risk Reserve Fund Balance                                                                   5,000.00
                    Libor Carryover Amount                                                                                0.00

                                      -7-

                           C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES SERIES 1999-CB2
                                               November 26, 1999
Interest Shortfalls
                    Class ia1                                                                                              0.00
                    Class ia-io                                                                                            0.00
                    Class im1                                                                                              0.00
                    Class im2                                                                                              0.00
                    Class im3                                                                                              0.00
                    Class im4                                                                                              0.00
                    Class ib1                                                                                              0.00
                    Class ib2                                                                                              0.00
                    Class ib3                                                                                              0.00
                    Class iia                                                                                              0.00
                    Class iim1                                                                                             0.00
                    Class iim2                                                                                             0.00
                    Class iib1                                                                                             0.00
                    Class iib2                                                                                             0.00
                    Class iib3                                                                                             0.00


Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency

                     Group 1
                Category         Number    Principal Balance   Percentage
                     1 Month      370        27,728,281.01        19.62 %
                    2 Months      234        17,235,546.50         12.2 %
                    3+Months      206        15,843,170.55         11.21 %
                    Total         810        60,806,998.06         43.03 %

                     Group 2
                Category         Number    Principal Balance   Percentage
                    1 Month       206        17,359,833.89         12.1 %
                    2 Months      105         9,838,943.50         6.86 %
                    3+Months       55         4,491,655.29         3.13 %
                    Total         366        31,690,432.68        22.09 %

                  Group Totals
                Category         Number    Principal Balance    Percentage
                   1 Month        576        45,088,114.90        15.83 %
                   2 Months       339        27,074,490.00         9.51 %
                   3+Months       261        20,334,825.84         7.14 %
                   Total         1176        92,497,430.74        32.48 %


Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure

                     Group 1
                                 Number    Principal Balance   Percentage
                                  206          16,056,439.64            11.36 %
                     Group 2
                                 Number    Principal Balance   Percentage
                                   83           6,100,285.60             4.25 %
                     Group Totals
                                 Number    Principal Balance   Percentage
                                  289          22,156,725.24             7.78 %

Number and Aggregate Principal Amounts of Bankruptcy Loans

                     Group 1
                                 Number    Principal Balance   Percentage
                                  515          32,641,470.66             23.1 %

                     Group 2
                                 Number    Principal Balance   Percentage
                                   57           4,957,081.04             3.46 %

                     Group Totals
                                 Number    Principal Balance   Percentage
                                  572          37,598,551.70             13.2 %

Number and Aggregate Principal Amounts of REO Loans

                     Group 1
                                 Number    Principal Balance   Percentage
                                     0                0.00          0.00%
                     Group 2
                                Number    Principal Balance   Percentage
                                     2              78,132.37             0.05 %

                    Group Totals
                                 Number    Principal Balance   Percentage
                                     2              78,132.37             0.05 %
                                                                                   (C) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION
                                      -8-